Exhibit 10.8
EXECUTION COPY

SECURITY AND GUARANTEE AGREEMENT
Dated as of April 16, 2010
among
FLYING FORTRESS INC.,
FLYING FORTRESS US LEASING INC.,
FLYING FORTRESS IRELAND LEASING LIMITED,
THE ADDITIONAL GUARANTORS REFERRED TO HEREIN
and
CITICORP USA, INC.
as Collateral Agent

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i

SCHEDULES

Schedule I	Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization, Organizational Identification Number and Trade Names

Schedule II	Pledged Equity

Schedule III	Changes in Name, Location, Etc.

Schedule 3.02(g)	Authorizations and Approvals

Schedule 4.01(f)	Insurance

EXHIBITS

Exhibit A	Form of Guarantee Supplement

Exhibit B	Form of Collateral Supplement
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SECURITY AND GUARANTEE AGREEMENT
Dated as of April 16, 2010
          THIS SECURITY AND GUARANTEE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is made by Flying Fortress Inc., a California corporation (“Holdco I”), Flying Fortress US Leasing Inc., a California corporation (the “Initial Parent Holdco (California)”), Flying Fortress Ireland Leasing Limited, a company incorporated under the laws of Ireland (the “Initial Parent Holdco (Ireland)”, and together with the Initial Parent Holdco (California), collectively, the “Initial Parent Holdcos” and individually, an “Initial Parent Holdco”), the Additional Guarantors (as defined below) (Holdco I, the Initial Parent Holdcos and the Additional Guarantors being, collectively, the “Guarantors”, and individually, each a “Guarantor”), and Citicorp USA, Inc. (“CUSA”), as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to Section 6.05 below, the “Collateral Agent” or the “Agent”) for the Secured Parties. Capitalized terms used herein without definition shall be interpreted in accordance with Section 1.03.
PRELIMINARY STATEMENTS
          (A) International Lease Finance Corporation (the “Company”), the Banks party thereto and Citicorp USA, Inc. as administrative agent for the Banks (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), are parties to a Five-Year Revolving Credit Agreement dated as of October 13, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $2,500,000,000.
          (B) The Company desires to extend the Termination Date under the Credit Agreement, and has requested that the Banks thereunder extend such Termination Date by entering into Amendment No. 1 to the Credit Agreement, dated as of April 16, 2010 (the “Amendment”), pursuant to which each 2012 Bank shall, among other things, exchange its Commitment existing immediately prior to the Amendment Effective Date (as defined in the Amendment) for a new commitment with an extended Termination Date, on the terms and conditions set forth in the Amendment.
          (C) In connection with Amendment, (i) the Company shall form Holdco I which shall be a special purpose direct Wholly-owned Subsidiary of the Company, (ii) Holdco I shall form or acquire the Parent Holdcos (including the Initial Parent Holdcos), each of which shall be a special purpose direct Wholly-owned Subsidiary of Holdco I and (iii) each Parent Holdco shall form or acquire each Pledged SPE (as defined below) and, if applicable, each Intermediate Lessee (as defined below), with each such Pledged SPE and Intermediate Lessee being a special purpose direct Wholly-owned Subsidiary of a Parent Holdco. Each Pledged SPE shall Own Eligible Aircraft (as defined in the Credit Agreement).
          (D) Holdco I is the owner of the Equity Interests (as defined below) issued by the Initial Parent Holdcos (the “Initial Pledged Parent Holdco Equity”) set forth opposite
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Holdco I’s name on and as otherwise described in Schedule II hereto, and each Initial Parent Holdco is the owner of the Equity Interests issued by the Pledged SPEs (if any) and Intermediate Lessees (if any) existing on the date hereof (the “Initial Pledged SPE and Intermediate Lessee Equity”, and together with the Initial Pledged Parent Holdco Equity, the “Initial Pledged Equity”) set forth opposite such Initial Parent Holdco’s name on and as otherwise described in Schedule II hereto.
          (E) Holdco I will be the owner of a deposit account (the “Holdco I Cash Collateral Account”, and together with any other cash collateral account in which a security interest will be granted hereunder, the “Cash Collateral Accounts”), in each case maintained with Citibank, N.A. or Bank of America, N.T.&S.A. in New York, New York.
          (F) It is a condition precedent to the effectiveness of the Amendment and the extension of the Termination Date with respect to the 2012 Banks that the Guarantors execute and deliver this Agreement, to, among other things, enter into the Guarantee (as defined below) and grant the security interest contemplated hereby.
          (G) The Guarantors are entering into this Agreement in order to guarantee the Guaranteed Obligations (as defined below) and to grant to the Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as defined below).
          (H) Each Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Amendment.
          NOW, THEREFORE, in consideration of the premises and in order to induce the 2012 Banks to enter into the Amendment and to extend the Termination Date, each Guarantor hereby jointly and severally agrees as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
          Section 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):
          “Account Collateral” has the meaning specified in Section 5.01(b).
          “Additional Guarantor” has the meaning specified in Section 6.01(d).
          “Agent” has the meaning specified in the first paragraph to this Agreement.
          “Agreement” has the meaning specified in the first paragraph of this Agreement.
          “Amendment” has the meaning specified in the Preliminary Statements to this Agreement.
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          “Bankruptcy Law” has the meaning specified in Section 2.01(b).
          “Cash Collateral Accounts” has the meaning specified in the Preliminary Statements to this Agreement.
          “Cash Equivalents” means, in each case, book-entry securities, negotiable instruments or securities in bearer or registered form that evidence: (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds); (b) demand deposits, time deposits or certificates of deposit of the Collateral Agent or of depositary institutions or trust companies organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank) (i) having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds; provided that at the time of investment or contractual commitment to invest therein, the short-term debt rating of such depositary institution or trust company shall be at least “A-1” by S&P and “P-1” by Moody’s and the long-term debt rating of such depositary or institution or trust company shall be at least A1 by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of “AA” by S&P and “Aa1” by Moody’s; (c) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (b) of this definition; (d) corporate or municipal debt obligations (including open market commercial paper) (i) having remaining maturities of no more than 365 days, or such lesser time as is required for the distribution of funds, and having, at the time of the investment or contractual commitment to invest therein, a rating of at least “A-1+” or “AA” by S&P and “P-1” or “Aa1” by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of “AA” by S&P and “Aa1” by Moody’s; (e) investments in money market funds (including funds in respect of which the Collateral Agent or any of its Affiliates is investment manager or advisor, including but not limited to Citicorp USA, Inc. money market funds) having a rating of at least “AA” by S&P and “Aa2” by Moody’s previously approved by the Company or the Collateral Agent; or (f) notes or bankers’ acceptances (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds) issued by any depositary institution or trust company satisfying the criteria described in clause (b) above; provided, however, that no investment shall be made in any obligations of any depositary institution or trust company which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by the Company or any Guarantor to or for the credit or the account of such depositary institution or trust company; provided further, that if, at any time, the rating of any of the foregoing investments falls below “BBB” by S&P or Baa2” by Moody’s, such downgrades investments shall no longer constitute “Cash Equivalents”.
          “Collateral” has the meaning specified in Section 5.01.
          “Collateral Agent” has the meaning specified in the first paragraph to this
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Agreement.
          “Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit B hereto.
          “Company” has the meaning specified in the Preliminary Statements to this Agreement.
          “Credit Agreement” has the meaning specified in the Preliminary Statements to this Agreement.
          “Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
          “Guarantee” means the guarantee of the Guarantors set forth in Article II hereof.
          “Guarantee Supplement” has the meaning specified in Section 6.01(d).
          “Guaranteed Obligations” has the meaning specified in Section 2.01(a).
          “Guarantor” has the meaning specified in the first paragraph to this Agreement.
          “Guarantor Material Adverse Effect” means (a) a material adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise) or operating results of the Guarantors taken as a whole, the result of which is a material impairment of the ability of the Guarantors taken as a whole to perform their respective obligations under any Loan Document, (b) a material impairment of the totality of rights and remedies of, or benefits available to, any Secured Party under the Loan Documents or (c) a material adverse effect on the value of the Collateral taken as a whole.
          “Holdco I” has the meaning specified in the first paragraph to this Agreement.
          “Holdco I Cash Collateral Account” has the meaning specified in the Preliminary Statements to this Agreement.
          “Holdco I DACA” shall mean the Deposit Account Control Agreement, among Holdco I, Agent, and the relevant depositary bank, in form and substance
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reasonably satisfactory to Holdco I, Agent and the relevant depositary bank.
          “Indemnified Party” has the meaning specified in Section 6.04.
          “Indenture” means the Indenture, dated as of August 1, 2006, between the Company and Deutsche Bank Trust Company Americas, as trustee, as amended, supplemented or otherwise modified from time to time.
          “Initial Parent Holdco” has the meaning specified in the first paragraph to this Agreement.
          “Initial Parent Holdco (California)” has the meaning specified in the first paragraph to this Agreement.
          “Initial Parent Holdco (Ireland)” has the meaning specified in the first paragraph to this Agreement.
          “Initial Pledged Equity” has the meaning specified in the Preliminary Statements to this Agreement.
          “Initial Pledged Parent Holdco Equity” has the meaning specified in the Preliminary Statements to this Agreement.
          “Initial Pledged SPE and Intermediate Lessee Equity” has the meaning specified in the Preliminary Statements to this Agreement.
          “Intermediate Lessee” means each direct Wholly-owned Subsidiary (subject to the Local Requirements Exception) of a Parent Holdco other than any Pledged SPE, all of whose issued and outstanding Equity Interests constitute Collateral.
          “Irish Act” means the Irish Land and Conveyancing Law Reform Act 2009.
          “Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 11.1.3 of the Credit Agreement. Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing arising from or under any Loan Document that the Administrative Agent or the Collateral Agent, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.
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          “Parent Holdco” means the Initial Parent Holdcos and any other direct Wholly-owned Subsidiary (subject to the Local Requirements Exception) of Holdco I formed or acquired after the date hereof, each of whom shall execute and deliver a Guarantee Supplement.
          “Permitted Holdco I Activities” means, with respect to Holdco I, (a) the execution, delivery and performance of its obligations under this Agreement or any other agreement or document required by the terms of the Loan Documents, (b) the establishment, formation, purchase, acquisition, holding, maintenance or permitted sale or other disposition of any Parent Holdco, and (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
          “Permitted Intermediate Lessee Activities” means, with respect to an Intermediate Lessee, (a) the execution, delivery and performance of its obligations under any agreement or document required by the terms of the Loan Documents, (b) the acquisition, ownership, holding, conversion, maintenance, modification, management, operation, leasing, re-leasing, subleasing and sale or other disposition of any Eligible Aircraft or related assets and the entry into all agreements and engaging in all related activities incidental thereto, including from time to time accepting, exchanging, holding promissory notes, contingent payment obligations or Equity Interests of lessees or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent, of such lessees or their respective Affiliates, (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company, Holdco I or a Parent Holdco, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
          “Permitted Parent Holdco Activities” means, with respect to a Parent Holdco, (a) the execution, delivery and performance of its obligations under this Agreement or any other agreement or document required by the terms of the Loan Documents, (b) the establishment, formation, purchase, acquisition, holding, maintenance or permitted sale or other disposition of any Pledged SPE or Intermediate Lessee, (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company or Holdco I, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
          “Permitted Pledged SPE Activities” means, with respect to a Pledged SPE, (a) the execution, delivery and performance of its obligations under any agreement or document required by the terms of the Loan Documents, (b) the acquisition, ownership, holding, conversion, maintenance, modification, management, operation,
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leasing, re-leasing, subleasing and sale or otherwise disposition of any Eligible Aircraft or related assets and the entry into all agreements and engaging in all related activities incidental thereto, including from time to time accepting, exchanging, holding promissory notes, contingent payment obligations or Equity Interests of lessees or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent, of such lessees or their respective Affiliates, (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company, Holdco I or a Parent Holdco, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
          “Pledged Debt” means all the Indebtedness from time to time owing by any Guarantor, any Pledged SPE, any Intermediate Lessee or the Company to any Guarantor.
          “Pledged Debt Collateral” has the meaning specified in Section 5.01(a)(iii).
          “Pledged Equity” has the meaning specified in Section 5.01(a)(ii).
          “Pledged SPE” means each direct Wholly-owned Subsidiary (subject to the Local Requirements Exception) of a Parent Holdco that Owns any Eligible Aircraft, all of whose issued and outstanding Equity Interests constitute Collateral. Each Pledged SPE shall be organized under the laws of Delaware, California, Utah, Ireland or any other jurisdiction reasonably acceptable to the Collateral Agent.
          “Post Petition Interest” has the meaning specified in Section 2.08(b).
          “Receiver” means any one or more receivers and/or managers appointed by the Collateral Agent in respect of each relevant Guarantor or over all or any part of the Irish Collateral.
          “Secured Obligations” has the meaning specified in Section 5.02.
          “Secured Parties” means the Agent and the 2012 Banks.
          “Security Collateral” has the meaning specified in Section 5.01(a).
          “Security Interest” means any mortgage, pledge, lien, charge, assignment, hypothecation or right in security or security interest, trust arrangement for the purpose of providing security, retention of title arrangement or any other agreement or arrangement having the effect of conferring security.
          “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities of such Person and (b) such Person is not and will not be rendered insolvent
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     as a result of the transactions contemplated by the Loan Documents.
          “Subagent” has the meaning specified in Section 5.11.
          “Subordinated Obligations” has the meaning specified in Section 2.08.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.
          Section 1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.
          Section 1.03 Other Definitional Provisions. In this Agreement and each other Loan Document, (a) in the computation of periods of time from a specified date to a later specified date, (i) the word “from” means “from and including” and (ii) the words “to” and “until” each mean “to but excluding”, (b) references to any agreement or contract “as amended” means and shall be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, (c) terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement, and unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC are used in this Agreement as such terms are defined in such Article 8 or 9, (d) references to “writing” include printing, typing, lithography and other means of reproducing words in a tangible visible form, (e) the words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, (f) Section, Article, Schedule and Exhibit references contained in this Agreement are references to Sections, Articles, Schedules and Exhibits in or to this Agreement unless otherwise specified and (g) the term “including” shall mean “including without limitation”.
ARTICLE II
GUARANTEE
          Section 2.01 Guarantee; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party to any Secured Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all
ILFC – Security and Guarantee Agreement

reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agent or any other Secured Party in enforcing any rights under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
          (b) Each Guarantor, and by its acceptance of this Guarantee, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 11.1.3 of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
          (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
          Section 2.02 Guarantee Absolute. Each Guarantor hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guarantee are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guarantee, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses (other than payment in full of the Guaranteed Obligations) it may now have or hereafter acquire in any way relating to, any or all of the following:
     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other
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Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
     (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guarantee, for all or any of the Guaranteed Obligations;
     (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
     (e) any change, restructuring or termination of the organizational structure or existence of any Loan Party or any of its Subsidiaries;
     (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor hereby waiving any duty on the part of the Secured Parties to disclose such information);
     (g) the failure of any other Person to execute or deliver this Agreement, any Guarantee Supplement or any other guarantee or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
     (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety (other than payment in full of the Guaranteed Obligations).
This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Loan Party or otherwise, all as though such payment had not been made.
          Section 2.03 Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.
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          (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guarantee and acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
          (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
          (d) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.
          (e) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2.02 and this Section 2.03 are knowingly made in contemplation of such benefits.
          Section 2.04 Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Guarantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of any Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Company, any other Guarantor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Guarantor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, while any Event of Default has occurred and is continuing, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash and the 2012 Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time, while any Event of Default has occurred and is continuing, prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article II and termination or expiration of the 2012 Commitments, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guarantee thereafter arising. If
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(i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash, and (iii) the 2012 Commitments shall have been terminated or expired, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Article II.
          Section 2.05 Continuing Guarantee. This Guarantee is a continuing guarantee and shall (a) remain in full force and effect until payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Agreement and termination or expiration of the 2012 Commitments, or, with respect to any Parent Holdco, the sale, transfer or other disposition of such Parent Holdco in accordance with the terms of the Loan Documents, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns.
          Section 2.06 Payments Free and Clear of Taxes, Etc. Section 6.4 of the Credit Agreement shall apply to this Agreement mutatis mutandis.
          Section 2.07 Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request referred to in Section 11.2 of the Credit Agreement to authorize the Agent to declare the Loans due and payable pursuant to the provisions of said Section 11.2, each Secured Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Loan Documents, irrespective of whether such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. Each Secured Party agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party and their respective Affiliates under this Section 2.07 are in addition to other rights and remedies (including, without limitation, other rights of set off) that such Secured Party and their respective Affiliates may have.
          Section 2.08 Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 2.08:
          (a) Prohibited Payments, Etc. Except during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any
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proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.
          (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
          (c) Turn-Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer.
          (d) Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          Section 3.01 Representations and Warranties of each Guarantor. Each Guarantor represents and warrants to each of the Secured Parties as follows:
     (a) Such Guarantor is an entity duly organized or incorporated and validly existing under the laws of its jurisdiction of organization or incorporation, and has the corporation, trust or other power to own its property and carry on its business as now being conducted and is duly qualified and in good standing, if applicable, as a foreign corporation or other entity authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Guarantor Material Adverse Effect.
     (b) The execution and delivery by such Guarantor of this Agreement and the performance by such Guarantor of its obligations hereunder (i) are within the corporate,
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trust or other powers of such Guarantor, (ii) have been duly authorized by all necessary corporate, trust or other action on the part of such Guarantor, (iii) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions and licenses (if any shall be required) from Governmental Authorities and other Persons, except for any such approvals, authorizations, consents, registrations, notices, exemptions or licenses non-receipt of which could not reasonably be expected to have a Guarantor Material Adverse Effect, (iv) do not and will not contravene or conflict with any provision of (A) law, (B) any judgment, decree or order to which such Guarantor or any of its Subsidiaries is a party or by which such Guarantor or any of its Subsidiaries is bound, (C) the charter, bylaws, constitutional or other organizational documents of such Guarantor or any of its Subsidiaries, or (D) any provision of (1) the Indenture (including, without limitation, Sections 1006, 1007, 1008 and 1009 thereof) or (2) any other agreement or instrument binding on such Guarantor or any of its Subsidiaries, or any agreement or instrument of which such Guarantor is aware affecting the properties of such Guarantor or any of its Subsidiaries, except with respect to (A), (B) and (D) above, for any such contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, and (v) do not and will not result in or require the creation or imposition of any Lien on any of such Guarantor’s or its Subsidiaries’ properties other than the Lien in favor of the Agent for the benefit of the Secured Parties in the Collateral granted under this Agreement and Permitted Collateral Liens.
     (c) This Agreement is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to bankruptcy, insolvency, examinorship, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     (d) Such Guarantor is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, required to register thereunder, or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     (e) Such Guarantor maintains insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, to such extent and against such hazards and liabilities as is commonly maintained, or caused to be maintained, as the case may be, by companies similarly situated. Each Pledged SPE maintains, or, in the case of any property Owned by such Pledged SPE and leased to lessees, such Pledged SPE (or the applicable Intermediate Lessee) has contractually required such lessees to maintain, insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, covering such risks and in such amounts as set forth in Schedule 4.01(f).
     (f) Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information
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pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Guarantor.
     (g) The Guarantors will be, as of the Collateral Value Effective Date and on each Appraisal Date thereafter, together with their respective Subsidiaries, taken as a whole, Solvent.
     (h) Holdco I is a direct Wholly-owned Subsidiary of the Company, each Parent Holdco is a direct Wholly-owned Subsidiary of Holdco I and each Pledged SPE and each Intermediate Lessee is a direct Wholly-owned Subsidiary of a Parent Holdco.
     (i) Each Pledged SPE Owns any Eligible Aircraft specified as being Owned by it free and clear of all Liens other than Permitted Collateral Liens.
     (j) In each case, since the date of such Person’s organization, (i) Holdco I has not engaged in any activity other than Permitted Holdco I Activities, (ii) each Parent Holdco has not engaged in any activity other than Permitted Parent Holdco Activities, (iii) each Pledged SPE has not engaged in any activity other than Permitted Pledged SPE Activities, and (iv) each Intermediate Lessee has not engaged in any activity other than Permitted Intermediate Lessee Activities.
          Section 3.02 Additional Representations and Warranties of the Guarantors. Each Guarantor represents and warrants to each of the Secured Parties as follows:
     (a) Such Guarantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. Such Guarantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to such Guarantor is true and accurate in all respects. Such Guarantor has not previously changed its name, location, chief executive office, type of organization or incorporation, as applicable, jurisdiction of organization or incorporation, as applicable, or organizational or incorporation identification number from those set forth in Schedule I hereto except as disclosed in Schedule III hereto.
     (b) All Security Collateral consisting of certificated securities and instruments existing as of the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date) has been delivered to the Agent.
     (c) Such Guarantor is the legal and beneficial owner of the Collateral of such Guarantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or Permitted Collateral Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Guarantor as debtor with respect to such Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to the Loan Documents, or otherwise with respect to Permitted Collateral Liens.
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     (d) The Pledged Equity pledged by such Guarantor hereunder has been duly authorized and validly issued and is fully paid and non assessable. With respect to any Pledged Equity that is an uncertificated security issued by an issuer organized under the laws of the United States or any State thereof, such Guarantor has caused such issuer either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Guarantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Guarantor (and, for the avoidance of doubt, such issuer will not comply with any such instructions originated by such Guarantor only upon the occurrence and during the continuance of an Event of Default). If any Security Collateral issued by an issuer organized under the laws of the United States or any State thereof is not a security pursuant to Section 8-103 of the UCC, no Guarantor shall take any action that, under such Section 8-103, converts such Security Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Security Collateral, which it shall deliver to the Agent as provided in Section 5.03. If such Guarantor is an issuer of Pledged Equity, such Guarantor confirms that it has received notice of the security interest granted under this Agreement.
     (e) The Initial Pledged Equity pledged by such Guarantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.
     (f) All filings and other actions (including without limitation, actions necessary to obtain control of Collateral as provided in Sections 9-104 or 9-106 of the UCC) necessary to perfect the security interest in the Collateral of such Guarantor created under this Agreement existing on the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date) have been duly made or taken and are in full force and effect, or will be taken within the required time periods as set out by applicable laws outside of the United States, and this Agreement creates in favor of the Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Guarantor existing on the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date), securing the payment of the Secured Obligations, except for Permitted Collateral Liens.
     (g) Except for such authorizations and approvals listed on Schedule 3.02(g) hereto, which have been obtained and remain in full force and effect as of the date hereof, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the United States or any State thereof (or in the case of the Equity Interests of Initial Parent Holdco (Ireland), Ireland) or any other third party is required for (i) the grant by such Guarantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Guarantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest as contemplated hereby), except for the filing of financing and continuation statements under the UCC and certain filings in Ireland that will be made within 21 days after the date hereof, and the actions
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required to be taken pursuant to Section 5.03 with respect to Security Collateral, which actions have been taken and are in full force and effect in respect of Security Collateral existing on the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date) or (iii) the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or any other applicable laws.
ARTICLE IV
COVENANTS
          Section 4.01 Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid or any 2012 Bank shall have any 2012 Commitment, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries, as applicable, to perform or observe, and in addition, each Guarantor agrees that:
     (a) Separate Existence. Each Guarantor shall, and shall cause each of its Subsidiaries to, maintain its existence as a separate corporation, trust or other Person for the sole purpose of (i) in the case of each Pledged SPE, owning, leasing and disposing of the Eligible Aircraft and activities incidental thereto and other Permitted Intermediate Lessee Activities, (ii) in the case of each Intermediate Lessee, leasing the Eligible Aircraft and activities incidental thereto and other Permitted Pledged SPE Activities, and (iii) in the case of each Guarantor, holding and disposing of the assets contemplated to be held hereunder and entering into the Loan Documents and the transactions contemplated thereby and activities incidental thereto and, in the case of Holdco I, Permitted Holdco I Activities. Each Guarantor shall, and shall cause each of its Subsidiaries to, maintain certain policies and procedures relating to its separateness, including, (x) maintaining its own books and records (other than any Guarantor, Pledged SPE or Intermediate Lessee which is a trust) and maintaining its assets and liabilities in such a manner that it is not difficult to segregate, identify or ascertain such assets and liabilities from those of the Company, other Guarantors, other Pledged SPEs, other Intermediate Lessees or any other Person, and (y) holding itself out to creditors and the public as a legal entity (other than any trust) separate and distinct from the Company, other Guarantors, other Pledged SPEs, other Intermediate Lessees or any other Person (except for consolidated tax returns, financial statements and similar reports). For the avoidance of doubt, the Company (or a Subsidiary thereof) may act as a “servicer” to any Guarantor or any Subsidiary thereof and in such capacity may perform, or cause to be performed, leasing, administration, sale, aircraft and equipment maintenance and related services on behalf of such Guarantor or such Subsidiary.
     (b) Limitation on Indebtedness. No Guarantor may, and may not permit any of its Pledged SPEs or Intermediate Lessees to, incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment
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of, contingently or otherwise, whether present or future, any Indebtedness other than (i) in the case of the Guarantors, Indebtedness in respect of the Guarantee hereunder, (ii) leases and obligations to lessees, trustees and others under the leases, trust agreements and other documents related thereto, including any Indebtedness owed to any lessee under any such agreement or the lease with respect to maintenance contributions, redelivery condition adjustment payments or any other obligation of any Guarantor, Pledged SPE or Intermediate Lessee to a lessee, in each case that is incurred in accordance with Leasing Company Practice; (iii) Indebtedness of any Guarantor, Pledged SPE or Intermediate Lessee owed to the Company or any of its Subsidiaries; provided that, no such Indebtedness shall be permitted unless (x) such Indebtedness has been subordinated to the Guaranteed Obligations on the terms set forth herein or, to the extent such terms are not applicable, on terms reasonably acceptable to the Collateral Agent, and (y) in the case of any Pledged Debt Collateral, the Collateral Agent has a first priority perfected security interest in such Pledged Debt Collateral, subject to Permitted Collateral Liens, and such Pledged Debt Collateral is, or when issued, will be, evidenced by an instrument which has been delivered and indorsed to the Collateral Agent; (iv) Indebtedness required in connection with repossession of an Aircraft or any engine related thereto; and (v) Indebtedness in favor of the issuer of a surety, letter of credit or similar instrument to be obtained by any Guarantor, Pledged SPE or Intermediate Lessee in connection with the repossession or detention of an Aircraft or other enforcement action under a lease.
     (c) Permitted Activities. (i) Holdco I shall not engage in any activity other than Permitted Holdco I Activities, (ii) each Parent Holdco shall not engage in any activity other than Permitted Parent Holdco Activities, (iii) each Pledged SPE shall not engage in any activity other than Permitted Pledged SPE Activities, and (iv) each Intermediate Lessee shall not engage in any activity other than Permitted Intermediate Lessee Activities.
     (d) Equity Interests Ownership. Holdco I shall at all times remain a direct Wholly-owned Subsidiary of the Company, each Parent Holdco shall at all times remain a direct Wholly-owned Subsidiary of Holdco I (unless transferred in accordance with the Credit Agreement) and each Pledged SPE and each Intermediate Lessee shall at all times remain a direct Wholly-owned Subsidiary of a Parent Holdco, in each case subject to the Local Requirements Exception, it being understood that Holdco I and any Parent Holdco may sell or otherwise dispose of the Equity Interests of a Parent Holdco, a Pledged SPE, as the case may be, in accordance with Section 9.9, Section 9.18 and Section 9.19 of the Credit Agreement and Section 5.14 of this Agreement, and that, in connection with any permitted sale or other disposal of the Equity Interests of any Pledged SPE, such Parent Holdco may sell or otherwise dispose of any Intermediate Lessee leasing any Eligible Aircraft Owned by such Pledged SPE, provided that such Intermediate Lessee is not, at the time of such sale or other disposal, leasing any Eligible Aircraft Owned by any other Pledged SPE.
     (e) No Other Subsidiaries. Holdco I shall not have any subsidiaries other than Parent Holdcos, Pledged SPEs and Intermediate Lessees.
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     (f) Insurance. Each Guarantor shall maintain insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, to such extent and against such hazards and liabilities as is commonly maintained, or caused to be maintained, as the case may be, by companies similarly situated. Each Pledged SPE shall maintain, or, in the case of any property Owned by such Pledged SPE and leased to lessees, such Pledged SPE (or the applicable Intermediate Lessee) has contractually required such lessees to maintain, insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, covering such risks and in such amounts as set forth in Schedule 4.01(f).
     (g) Additional Parent Holdcos. Each Parent Holdco formed or acquired after the date hereof shall, and each Guarantor shall cause such Parent Holdco to, execute and deliver a Guarantee Supplement promptly upon the formation or acquisition of such Parent Holdco. Each Parent Holdco shall deliver to the Agent updated schedules to this Agreement promptly upon formation or acquisition by such Parent Holdco of any Pledged SPE or Intermediate Lessee.
ARTICLE V
GRANT OF SECURITY INTEREST; REMEDIES
          Section 5.01 Grant of Security Interest. Each Guarantor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in such Guarantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Guarantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):
          (a) the following (the “Security Collateral”):
     (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;
     (ii) all additional shares of stock and other Equity Interests from time to time acquired by such Guarantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; and
     (iii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received,
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receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”).
(b) the following (collectively, the “Account Collateral”):
     (i) the Cash Collateral Accounts and in each case all funds and financial assets from time to time deposited therein or credited thereto (including, without limitation, all Cash Equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account;
     (ii) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Agent for or on behalf of such Guarantor in substitution for or in addition to any or all of the then existing Account Collateral; and
     (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and
     (c) all proceeds of, collateral for, income and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) and (b) of this Section 5.01 and this clause (c)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guarantee, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash;
provided, however, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing, the Company and each Guarantor shall have the right, to the exclusion of the Agent, to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Security Collateral (other than the Pledged Debt), (ii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and (iii) subject to satisfaction of the conditions for the release of such Collateral set forth in Section 5.04(b) hereof, the Account Collateral (and once paid in accordance with such Section 5.04(b) shall be free and clear of the Lien hereof and shall not constitute Collateral).
          Section 5.02 Security for Obligations. In the case of each Guarantor, the grant of the security interest set forth in Section 5.01 is made to the Agent to secure, for the ratable benefit of the Secured Parties, payment in full in cash when due of all Obligations of such Guarantor and each other Loan Party to any Secured Party, now or hereafter existing under this Agreement and the other Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including interest on such obligations accruing after, and fees and expenses arising after, the commencement of any proceeding under Title 11 of the United States Code or any similar proceeding under state or federal law for the
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dissolution, restructuring, reorganization, liquidation or the winding up of such Guarantor or such Loan Party, regardless of whether such interest, fees, or expenses are allowed as a claim against such Guarantor or such Loan Party in any such proceeding), fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses in accordance with Section 6.04(a) or otherwise. The obligations of the Guarantors and the other Loan Parties described in this Section 5.02 are referred to herein, collectively, as the “Secured Obligations”.
          Section 5.03 Delivery and Control of Security Collateral.
          (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank and undated, all in form and substance reasonably satisfactory to the Agent. The Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to any Guarantor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 5.07(a). In addition, the Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.
          (b) With respect to any Security Collateral in which any Guarantor has any right, title or interest and that constitutes an uncertificated security issued by an issuer organized under laws of the Untied States or any State thereof, such Guarantor will cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Guarantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Guarantor (and, for the avoidance of doubt, such issuer will not comply with any such instructions originated by such Guarantor only upon the occurrence and during the continuance of an Event of Default), such authenticated record to be in form and substance reasonably satisfactory to the Agent. If any Security Collateral is not a security pursuant to Section 8-103 of the UCC, no Guarantor shall take any action that, under such Section, converts such Security Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Security Collateral, which it shall deliver to the Agent as provided in this Section 5.03.
          (c) With respect to any Security Collateral in which any Guarantor has any right, title or interest and that is not a security pursuant to Section 8-103 of the UCC, upon the request of the Agent upon the occurrence and during the continuance of an Event of Default, such Guarantor will notify the issuer of such Security Collateral that such Security Collateral is subject to the security interest granted hereunder.
          Section 5.04 The Account Collateral. (a) Until payment in full in cash of the Secured Obligations and termination or expiration of the 2012 Commitments, (A) Holdco I shall maintain the Holdco I Cash Collateral Account and shall maintain the Holdco I DACA in full force and effect, and (B) the Agent may, at any time and without notice to, or consent from,
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Holdco I transfer, or direct the transfer of, funds from the Holdco I Cash Collateral Account to satisfy the Secured Obligations if an Event of Default shall have occurred and be continuing.
          (b) So long as no Event of Default shall have occurred and be continuing, if Holdco I shall have Cash Collateralized the Secured Obligations pursuant to and in accordance with Section 13.8(a) of the Credit Agreement and thereafter the aggregate Aircraft Value of the Eligible Aircraft Owned by the Pledged SPEs, determined in accordance with the three Appraisal Reports by the Appraisers most recently delivered to the Agent pursuant to Section 9.17 of the Credit Agreement, exceeds the Required Collateral Amount (or the Minimum Required Collateral Amount if such determination is made prior to the Collateral Value Effective Date) as set forth in a Required Collateral Determination Certificate delivered to the Agent, the relevant depositary bank shall pay and release to Holdco I or to Holdco I’s order or, at the request of the Company, to the Agent to be applied to the Secured Obligations, such amount, if any, as is then on deposit in the Holdco I Cash Collateral Account as requested, provided that, after giving effect to such payment and release, the Aggregate Collateral Value shall not be less than the Required Collateral Amount (or the Minimum Required Collateral Amount if such determination is made prior to the Collateral Value Effective Date), as certified by the Company in a Required Collateral Determination Certificate delivered to the Agent.
          (c) If the Company shall be required to prepay and permanently reduce Committed Loans pursuant to Section 13.8(a)(iv)(B) of the Credit Agreement, the Agent may, not earlier than the last day required for such prepayment and permanent reduction unless otherwise agreed by the Company, upon notice to the Company and Holdco I, charge, set off and otherwise apply all or any part of the amount required to be so prepaid pursuant to such Section against any funds held with respect to the Account Collateral.
          Section 5.05 Further Assurances.
          (a) Each Guarantor agrees that from time to time it will, at its own expense, promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary, or that the Agent may reasonably request and that are necessary, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Guarantor hereunder or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Guarantor will, promptly with respect to Collateral of such Guarantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form reasonably satisfactory to the Agent; (ii) at the Agent’s request, file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Agent may reasonably request and that are necessary, in order to perfect and preserve the security interest granted or purported to be granted by such Guarantor hereunder; (iii) deliver and pledge to the Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or note powers executed in blank; (iv) at the Agent’s request, take all action necessary to ensure that the Agent has control of Collateral consisting of investment property as provided in Section 9-106 of the UCC; and (v) deliver to the Agent evidence that all other action that the Agent may deem
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reasonably necessary in order to perfect and protect the security interest created by such Guarantor under this Agreement has been taken.
          (b) Each Guarantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, in each case without the signature of such Guarantor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Guarantor ratifies its authorization for the Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.
          (c) Each Guarantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as the Agent may reasonably request, all in reasonable detail.
          Section 5.06 Post-Closing Changes. No Guarantor will change its name, type of organization or incorporation, as applicable, jurisdiction of organization or incorporation, as applicable, organizational or incorporation identification number or location from those set forth in Section 3.02(a) without first giving at least 30 days’ (or such shorter period of time acceptable to Agent) prior written notice to the Agent and taking all action reasonably required by the Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Guarantor will hold and preserve its records relating to the Collateral and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If any Guarantor does not have an organizational identification number and later obtains one, it will promptly notify the Agent of such organizational identification number.
          Section 5.07 Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:
     (i) Each Guarantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Guarantor or any part thereof for any purpose; provided, however, that such Guarantor will not exercise or refrain from exercising any such right if such action would constitute a breach of a Loan Document.
     (ii) Each Guarantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Guarantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that after an Event of Default has occurred and is continuing any and all
     (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,
     (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total
ILFC — Security and Guarantee Agreement

liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus and
     (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and shall, if received by such Guarantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Guarantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).
     (iii) The Agent will execute and deliver (or cause to be executed and delivered) to each Guarantor all such proxies and other instruments as such Guarantor may reasonably request for the purpose of enabling such Guarantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.
(b) Upon the occurrence and during the continuance of any Event of Default:
     (i) All rights of each Guarantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.07(a)(i) shall cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.07(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.
     (ii) All dividends, interest and other distributions that are received by any Guarantor contrary to the provisions of paragraph (i) of this Section 5.07(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Guarantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).
          Section 5.08 Transfers and Other Liens; Additional Shares. (a) Each Guarantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Guarantor except for the pledge, assignment and security interest created under this Agreement and Permitted Collateral Liens.
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     (b) Each Guarantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Guarantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Guarantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities.
          Section 5.09 Agent Appointed Attorney-in-Fact. Each Guarantor hereby irrevocably appoints the Agent such Guarantor’s attorney-in-fact, with full authority in the place and stead of such Guarantor and in the name of such Guarantor or otherwise, from time to time in the Agent’s discretion, after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (such power being coupled with an interest), including, without limitation:
     (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
     (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and
     (c) to file any claims or take any action (including any action necessary to consummate the sale or transfer of title to any of the Collateral in accordance with the provisions of the Loan Documents) or institute any proceedings that the Agent may deem reasonably necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Loan Document or the rights of the Agent with respect to any of the Collateral.
          Section 5.10 Agent May Perform. If any Guarantor fails to perform any agreement contained herein, the Agent may, but without any obligation to do so and without prior notice except such notice as is reasonable to provide under the circumstances, itself perform, or cause performance of, such agreement; and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Guarantor under Section 7.04(a).
          Section 5.11 The Agent’s Duties. (a) The powers conferred on the Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.
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          (b) Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Agent hereunder with respect to all or any part of the Collateral. In the event that the Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Guarantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Agent, with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral, and (iii) the term “Agent”, when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.
          Section 5.12 Remedies. If any Event of Default shall have occurred and be continuing:
          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable; and (ii) exercise any and all rights and remedies of any of the Guarantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) withdraw all funds with respect to the Account Collateral and (B) those set forth in Section 9-607 of the UCC. Each Guarantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) Any cash held by or on behalf of the Agent and all cash proceeds received by or on behalf of the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 14) in whole or in part by the Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:
     (i) first, paid to the Agent for any amounts then owing to it pursuant to Section 13.5 of the Credit Agreement or otherwise under the Loan Documents; and
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     (ii) second, paid to the Agent for the account of the 2012 Banks, for any Secured Obligations then owing to them under the Loan Documents.
Any surplus of such cash or cash proceeds held by or on the behalf of the Agent and remaining after payment in full in cash of all the Secured Obligations shall be paid over to the applicable Guarantor or to whomsoever may be lawfully entitled to receive such surplus.
          (c) All payments received by any Guarantor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Guarantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).
          (d) The Agent may, without notice to any Guarantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.
          (e) The Agent may send to each bank, securities intermediary or issuer party to the Holdco I DACA, any securities account control agreement or uncertificated security control agreement a “Notice of Exclusive Control” as defined in and under such agreement.
          Section 5.13 Continuing Security Interest. This Article V shall create a continuing security interest in the Collateral and shall, except as provided in Section 5.14, (a) remain in full force and effect until the termination of the Guarantee pursuant to Section 2.05(a) and the payment in full of the Secured Obligations in cash, (b) be binding upon each Guarantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.
          Section 5.14 Release; Termination. (a) Upon any sale, transfer or other disposition of any Pledged SPE, Intermediate Lessee or Parent Holdco in accordance with the terms of the Loan Documents, the security interest hereof and related guaranties will be deemed to be released in respect of, and the Agent will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence the release of (i) such Pledged SPE or Intermediate Lessee from the security interest granted hereby, in the case of any sale, transfer or other disposition of any Pledged SPE or Intermediate Lessee, or (ii) such Parent Holdco from its obligations hereunder and from the security interest granted hereby, in the case of any sale, transfer or other disposition of any Parent Holdco, and to the extent that (A) the Collateral Agent’s consent is required for any deregistration of the interests in such released Collateral from any registry or (B) the Collateral Agent is required to initiate any such deregistration, the Collateral Agent shall, at such Guarantor’s expense, take all action reasonably requested by such Guarantor to provide such consent or to initiate such deregistration. For the avoidance of doubt, upon or following any sale, transfer or other disposition by any Pledged SPE of any Eligible Aircraft strictly in accordance with the terms of the Loan Documents, such Pledged SPE and any related Intermediate Lessee may be dissolved, liquidated or wound up, provided that at the time of such dissolution, liquidation or winding up such Pledged SPE shall not Own any Eligible Aircraft and, in the case of any related Intermediate
ILFC — Security and Guarantee Agreement

Lessee, such Intermediate Lessee shall not be leasing any Eligible Aircraft Owned by any other Pledged SPE.
          (b) Upon payment in full in cash of the Secured Obligations and termination or expiration of the 2012 Commitments, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Guarantor. Upon any such termination, the Agent will, at the applicable Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.
          (c) If, prior to the termination of this Agreement, the Collateral Agent ceases to be the Collateral Agent in accordance with the definition of “Collateral Agent” hereunder, all certificates, instruments or other documents being held by the Collateral Agent at such time shall, as soon as reasonably practicable, be delivered to the successor Collateral Agent.
          Section 5.15 Application of Irish Law. (a) In the event that:
          (i) the laws of Ireland apply at any time to (A) the Collateral or any part thereof, or (B) the security created by this Agreement over or with respect to the Collateral or any part thereof; or
          (ii) the Collateral or any part thereof is at any time situated in Ireland (any Collateral described in (i) or (ii) above being referred to as the “Irish Collateral”);
          the following provisions of this Section 5.15 shall apply.
          (b) The provisions of Chapter 2 (Powers and rights of mortgagor) and Chapter 3 (Obligations, powers and rights of mortgagee) of Part 10 (Mortgages) of the Irish Act, subject to clauses (c), (d), (e ), (f) and (g) below, shall apply to this Agreement notwithstanding anything to the contrary contained in this Agreement.
          (c) The provisions of sections 96(1)(c) (Powers and rights generally), 97 (Taking possession), 99(1) (Mortgagee in possession), 101 (Applications under sections 97 and 100), 103(2) (Obligations on selling), 106(3) (Mortgagee’s receipts), 107 (Application of proceeds of sale), 108(7) (Appointment of receiver), 109 (Application of money received) and 110(2) (Insurance) of the Irish Act shall not apply to this Agreement.
          (d) The restrictions and any requirements to give notice to each relevant Guarantor contained in sections 100 (Power of sale) and 108(1) (Appointment of receiver) of the Irish Act shall not apply to this Agreement.
          (e) Notwithstanding anything to the contrary contained in the Irish Act, the Collateral Agent reserves the right to consolidate mortgage securities without restriction.
          (f) No Guarantor shall be entitled to take any action in respect of the Irish Collateral pursuant to section 94 (Court order for sale) of the Irish Act.
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          (g) The Collateral Agent may, at any time and from time to time, delegate by power of attorney or in any other manner (including, without limitation, under the hand of any officer of the Collateral Agent) to any person or persons or company or fluctuating body of persons all or any of the powers, authorities and discretions which are, for the time being, exercisable by the Collateral Agent under this Agreement or under the Irish Act without the restrictions contained in the Irish Act in relation to the Irish Collateral or any part thereof, and any such delegation may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Collateral Agent may think fit, and the Collateral Agent shall not be in any way liable or responsible to each relevant Guarantor for any loss or damage arising from any act, default, omission, or misconduct on the part of any such delegate (or sub-delegate).
          (h) The restrictions on taking possession of mortgaged property contained in section 97 of the Irish Act shall not apply to this Agreement. If an Event of Default shall have occurred and be continuing the Collateral Agent may, without notice to each relevant Guarantor, in writing as a deed under its Common Seal or under the hand of any officer or manager or any other nominated person of the Collateral Agent, appoint any person to be a Receiver of all or any part of the Irish Collateral and may, except as otherwise required by statute, remove any such Receiver and appoint another in his place or appoint another person to act jointly with any such Receiver.
          (i) Such an appointment over part only of the Irish Collateral shall not preclude the Collateral Agent from making any subsequent appointment of the same or another Receiver over any part of the Irish Collateral over which an appointment has not been previously made.
          (j) Where more than one Receiver is appointed they shall have power to act severally unless the Collateral Agent shall in the appointment specify to the contrary.
          (k) A Receiver shall be deemed at all times and for all purposes to be the agent of each relevant Guarantor in respect of which he is appointed and each relevant Guarantor shall be solely responsible for his acts or defaults and for the payment of his remuneration and the Receiver shall at no time act as agent for the Collateral Agent.
          (l) Neither the Collateral Agent nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Irish Collateral or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever in connection with all or any part of the Irish Collateral to which a mortgagee in possession might as such be liable.
          (m) A Receiver shall have all the powers conferred from time to time on receivers by statute and in the case of the powers and rights conferred by the Irish Act without the restrictions contained in the Irish Act and, in addition, power on behalf and at the cost of each relevant Guarantor (notwithstanding liquidation of each relevant Guarantor) to do or omit to do anything which each relevant Guarantor could do or omit to do in relation to the Irish Collateral or any part thereof and in particular (but without limitation) a Receiver shall have the power to do all or any of the following:
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          (i) possession: to take possession of, collect and get in the property in respect of which he is appointed or any part thereof;
          (ii) manage: to carry on or manage or develop or diversify or concur in carrying on or managing or developing or diversifying the business of each relevant Guarantor;
          (iii) compromise: to settle, adjust, submit to arbitration, compromise and arrange any claims, accounts, disputes, questions, demands, with or by any person who is or claims to be a creditor of each relevant Guarantor relating in any way to the Irish Collateral which he or the Collateral Agent may reasonably think expedient;
          (iv) employees, etc: to appoint, hire and employ officers, employees, contractors, agents and advisors of all kinds and to discharge any such persons and any such persons appointed, hired or employed by each relevant Guarantor;
          (v) redemption of Security Interests: to redeem any Security Interest (whether or not having priority to the security hereby created) over the Irish Collateral and to settle the accounts of encumbrances;
          (vi) take an indemnity: to take any indemnity from each relevant Guarantor from and against all actions, claims, expenses, demands and liabilities whether arising out of contract or out of tort or in any other way incurred by him or by any manger, agent, officer, servant or workman for whose debt, default or miscarriage he may be answerable for anything done or omitted to be done in the exercise or purported exercise of his powers under this Agreement or under any appointment duly made under the provisions of this paragraph and if he thinks fit but without prejudice to the foregoing to effect with any insurance company or office or underwriters any policy or policies of insurance either in lieu or satisfaction of or in addition to such indemnity from each relevant Guarantor;
          (vii) sell: to sell, exchange, convert into money and realise all or any part of the Irish Collateral by public auction or private contract and generally in such manner and on such terms and conditions as he shall think proper. (The consideration for any such transaction may consist of cash, debenture or other obligations, shares, stock or valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he thinks fit);
          (viii) borrow money: to raise and borrow money either unsecured or on the security of any Irish Collateral either in priority to the security constituted by this Agreement or otherwise and generally on any terms and for whatever purpose which he thinks fit. (No person lending that money is concerned to enquire as to the propriety or purpose of the exercise of that power or to check the application of any money so raised or borrowed).
          (ix) legal actions: to bring, prosecute, enforce, defend, and abandon all actions, suits and proceedings in relation to any Irish Collateral which may seem to him to be expedient;
          (x) receipts: to give valid receipts for all monies and execute all assurances and things which may be proper or desirable for realising the Irish Collateral;
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          (xi) use the name of each relevant Guarantor: to use the name of each relevant Guarantor for all or any of the purposes aforesaid and in any legal proceedings with full power to convey any property sold in the name of each relevant Guarantor for all of which purposes each relevant Guarantor hereby irrevocably and by way of security appoints every such Receiver to be its attorney; and
          (xii) other powers: to do all such other acts or things as he may consider to be incidental or conducive to any of the matters or powers aforesaid and to exercise in relation to the Irish Collateral or any of them all such powers, authorities and things as he would be capable of exercising if he were the absolute beneficial owner of the same.
          (n) Section 108(7) of the Irish Act shall not apply to the commission and/or remuneration of a Receiver appointed pursuant to this Agreement. A Receiver shall be entitled to remuneration at a rate to be fixed by agreement between him and the Collateral Agent (or, failing such agreement, to be fixed by the Collateral Agent).
ARTICLE VI
MISCELLANEOUS
          Section 6.01 Amendments, Waivers, Supplements, Etc.
          (a) Unless otherwise specifically provided for herein, no amendment, supplement, modification or waiver of any provision of this Agreement, and no consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by each Guarantor, the Agent and the Required Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided that, in addition to the consent of each Guarantor, and the appropriate Secured Parties, the Agent’s prior written consent shall be required in connection with any amendment, supplement, modification, waiver or consent subjecting the Agent to any increased or additional duties or obligations hereunder or in connection therewith; and provided further that no amendment, supplement, modification, waiver or consent shall do any of the following without the consent of all the Secured Parties: (i) except as expressly permitted under the Loan Documents, including Section 5.14 hereof, reduce or limit the obligations of any Guarantor hereunder, release any Guarantor hereunder or otherwise limit any Guarantor’s liability with respect to the Obligations owing to the Secured Parties under or in respect of the Loan Documents, (ii) except as expressly permitted under the Loan Documents, release all or substantially all of the Collateral, (iii) change the percentage of (A) the 2012 Commitments or (B) the aggregate unpaid principal amount of the 2012 Committed Loans that, in each case shall be required for the Secured Parties or any of them to take any action hereunder, (iv) amend in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Secured Parties, or (v) amend this Section 6.01(a).
          (b) This Agreement, together with the other Loan Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
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          (c) Anything herein to the contrary notwithstanding, the Guarantors and the Agent may, without the consent of any of the 2012 Banks, amend this Agreement or any instrument or document delivered pursuant hereto to cure any ambiguity, defect or inconsistency therein or otherwise to implement technical, ministerial or administrative changes.
          (d) Upon the execution and delivery by any Person of a guarantee supplement in substantially the form of Exhibit A hereto (each, a “Guarantee Supplement”), (i) such Parent Holdco shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Agreement or in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Agreement”, “hereunder”, “hereof” or words of like import referring to this Agreement, and each reference in any other Loan Document to the “Security and Guarantee Agreement”, “thereunder”, “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Guarantee Supplement.
          (e) (i) Upon any sale, transfer or other disposition of any Parent Holdco, Intermediate Lessee or Pledged SPE in accordance with the terms of the Loan Documents, or the formation or acquisition of any Parent Holdco, Pledged SPE or Intermediate Lessee, Schedule II hereof shall be deemed amended to reflect the removal or addition, as the case may be, the Equity Interests of such Parent Holdco, Pledged SPE or Intermediate Lessee, and the Guarantor that owned or now owns such Equity Interests shall, promptly following such sale, transfer or other disposition or such formation or acquisition, deliver to the Collateral Agent a Collateral Supplement reflecting such removal or addition.
          (ii) Upon any formation or acquisition of any Parent Holdco, Pledged SPE or Intermediate Lessee organized under the laws of Ireland, Holdco I or the Parent Holdco holding the Equity Interests in such Pledged SPE or Intermediate Lessee, as the case may be, shall promptly, in addition to delivering to the Collateral Agent the revised Schedule II in accordance with clause (i) above, promptly enter into an Irish law Share Charge, in form and substance reasonably satisfactory to the Collateral Agent, in respect of such Equity Interests and promptly cause such Share Charge to be filed with the Irish Companies Registration Office and the Irish Revenue Commissioners and in each case shall provide evidence of such filings reasonably satisfactory to the Collateral Agent.
          Section 6.02 Notices, Etc.
          (a) All notices and other communications provided for hereunder shall, unless otherwise stated herein, be either in writing (including by facsimile) and delivered by nationally recognized courier service, telefax or otherwise, or sent by electronic mail, confirmed immediately in writing (including by facsimile), (i) if to any Guarantor, addressed to it in care of the Company at the Company’s address specified on Schedule III to the Credit Agreement, (ii) if to the Agent, at its address specified on Schedule III to the Credit Agreement, or (iii) as to any party, at such other address as shall be designated by such party in a written notice to each other party.
          (b) All such notices and communications shall, when faxed, sent by electronic mail or otherwise delivered, be effective when faxed (as confirmed by generation of a
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confirmation report), when sent by electronic mail and confirmed in writing (including by facsimile), or when otherwise delivered (as confirmed by a signed receipt), respectively, or, if faxed, sent by electronic mail or otherwise delivered on any day other than a Business Day, on the next succeeding Business Day.
          Section 6.03 No Waiver; Remedies Cumulative.
          (a) No failure on the part of the Agent or any Secured Party to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
          (b) No right or remedy herein or in any other Loan Document conferred upon or reserved to the Agent or any other Secured Party is intended to be exclusive of any other right or remedy, and every such right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder, under any Loan Document or now or hereafter existing at law, in equity or otherwise, and each and every right, power and remedy, whether specifically herein given or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by the party exercising such right, power or remedy, and the exercise or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.
          Section 6.04 Indemnification.
          (a) Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Agreement, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities (including any brokers’, finders’, intermediaries’ or similar fees or commissions) and expenses (including fees and expenses of counsel) of any kind or nature whatsoever, imposed on, incurred by, or asserted or awarded against any Indemnified Party, in each case in any manner relating to, arising out of or in connection with or by reason of (including in connection with any investigation, litigation or proceeding or the preparation of a defense in connection therewith), (i) this Agreement or any of the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), or (ii) any failure of any Guaranteed Obligations to be the legal, valid an binding obligations of any Guarantor enforceable against such Guarantor in accordance with their terms, except in the case of clause (i) to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 6.04(a) applies (or the preparation of a defense in connection therewith), such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Guarantor, its directors, shareholders or creditors, any Indemnified Party or any other Person, and whether or not any Indemnified Party is otherwise a party thereto. Each Guarantor also agrees not to assert any claim against any Indemnified Party,
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on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loan Documents or any of the transactions contemplated thereby.
          (b) Each Guarantor shall defend the Collateral of such Guarantor against all claims and demands of all Persons (other than Permitted Collateral Liens) at any time claiming any interest therein that is, or in a manner which is, adverse to any Secured Party.
          (c) Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Loan Document, the agreements and obligations of the parties contained in Sections 2.01(a) (with respect to enforcement expenses), 2.02, 2.06, this Section 6.04 and Section 6.12 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement, or any termination of this Agreement.
          Section 6.05 Collateral Agent. Each 2012 Bank hereby authorizes the Agent to act on its behalf upon and subject to the terms set forth in Section 12 of the Credit Agreement which Section 12 is hereby incorporated herein in its entirety mutatis mutandis.
          Section 6.06 Assignments; Binding Effect. Any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its 2012 Commitment, the 2012 Committed Loans owing to it and any 2012 Committed Note held by it) to any other Person in accordance with the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 13.4 of the Credit Agreement. No Guarantor shall have the right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Secured Parties, and any assignment or purported assignment by any Guarantor in violation of this Section 6.06 shall be void ab initio. This Agreement shall become effective when it shall have been executed by the Guarantors and thereafter be binding upon and inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns.
          Section 6.07 Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by email transmission of a scanned “.pdf” document shall be effective as delivery of a manually executed counterpart of this Agreement. If any provision set forth in this Agreement shall be deemed invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          Section 6.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          Section 6.09 Jurisdiction; Etc.
          (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State or federal
ILFC — Security and Guarantee Agreement

court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court of the United States of America sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          Section 6.10 Table of Contents, Headings, Etc.. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
          Section 6.11 Non-Invasive Provisions. (a) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no Event of Default shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Aircraft or other property relating thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Aircraft to the repair of the Aircraft and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement.
          (b) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Aircraft or other property relating thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Aircraft to the repair of the Aircraft and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.
ILFC — Security and Guarantee Agreement

          Section 6.12 Limited Liability. (a) In the event that the direct or indirect assets of a Guarantor are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Collateral Agent or any Secured Party hereunder, to pay in full such claims of the Collateral Agent or such Secured Party (as the case may be), then the Collateral Agent or the Secured Party shall have no further claim against such Guarantor in respect of any such unpaid amounts; provided that the foregoing limitation on recourse shall in no way limit the right of any Secured Party to enforce the obligations of Company.
          (b) No recourse under any Loan Document shall be had against, and no personal liability shall attach to, any officer, employee, director, Affiliate or shareholder (other than any Affiliate or shareholder that is a Loan Party) of the Agent or any Secured Party or Holdco I or any Parent Holdco or any Pledged SPE or any Intermediate Lessee, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Loan Documents, it being expressly agreed and understood that each Loan Document is solely a corporate obligation of the Agent and the Secured Parties, Holdco I, the Parent Holdcos, the Pledged SPEs, the Intermediate Lessees and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, Affiliate or shareholder (other than any Affiliate or shareholder that is a Loan Party) for breaches by any such party of any obligations under any Loan Document is hereby expressly waived.
          (c) The guarantees, obligations, liabilities and undertakings granted by any Guarantor, Pledged SPE or Intermediate Lessee organized under the laws of France under this Agreement and the other Loan Documents shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Guarantor, Pledged SPE or Intermediate Lessee in connection with back-to-back leasing activities between it and any other Guarantor, Pledged SPE or Intermediate Lessee with respect to the lease of Eligible Aircraft.
          Section 6.13 USA Patriot Act. Each Secured Party hereby notifies each Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies such Guarantor, which information includes the name and address of such Guarantor and other information that will allow such Secured Party to identify such Guarantor in accordance with the Act.
          Section 6.14 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF ANY PERSON IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
[SIGNATURE PAGES FOLLOW]
ILFC — Security and Guarantee Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Authorized Officers as of the date first above written.

FLYING FORTRESS INC., as a Guarantor
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

[Signature Page]	ILFC — Security and Guarantee Agreement

FLYING FORTRESS US LEASING INC., as a Guarantor
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

[Signature Page]	ILFC — Security and Guarantee Agreement

SIGNED AND DELIVERED AS A DEED for and on behalf of: FLYING FORTRESS IRELAND LEASING LIMITED as a Guarantor By its lawfully appointed attorney:
/s/ Niall C. Sommerville
Name:	Niall C. Sommerville
Title:	Director

In the presence of:
Maeveo Reilly
30 North War Quay
Dublin 1

[Signature Page]	ILFC — Security and Guarantee Agreement

CITICORP USA, INC., as Collateral Agent
By:	/s/ Maureen P. Maroney
	Name:	Maureen P. Maroney
	Title:	Authorized Signatory

[Signature Page]	ILFC — Security and Guarantee Agreement

Schedule I
to the
Security and Guarantee Agreement
LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

				Jurisdiction of	Organizational I.D.
Grantor	Location	Chief Executive Office	Type of Organization	Organization	No.

Flying Fortress Inc.	California	10250 Constellation Blvd., Suite 3400, Los Angeles, California 90067 U.S.A.	Corporation	California	C 3285904

Flying Fortress US Leasing Inc.	California	10250 Constellation Blvd., Suite 3400, Los Angeles, California 90067 U.S.A.	Corporation	California	C 3285903

Flying Fortress Ireland Leasing Limited	Ireland	30 North Wall Quay, Dublin 1 Ireland	Private Limited Liability Corporation	Ireland	483084

Schedule II
to the
Security and Guarantee Agreement
PLEDGED EQUITY

						Percentage
					Number or	of
		Type or Class of		Certificate	Percentage of	Outstanding
Grantor	Issuer	Equity Interest	Par Value	No(s)	Equity Interests	Equity Interests
Flying Fortress Inc.	Flying Fortress US Leasing Inc.	Common Stock	US $1	1	100	100%

Flying Fortress Inc.	Flying Fortress Ireland Leasing Limited	Ordinary Shares	US $1	1	2	100%

Schedule III
to the
Security and Guarantee Agreement
CHANGES IN NAME, LOCATION, ETC.
1.	Changes in the Grantor’s Name (including new Grantor with a new name and names associated with all predecessors in interest of the Grantor):

Grantor	Changes
N/A
2.	Changes in the Grantor’s Location:

Grantor	Changes
N/A
3.	Changes in the Grantor’s Chief Executive Office:

Grantor	Changes
N/A
4.	Changes in the Type of Organization:

Grantor	Changes
N/A
5.	Changes in the Jurisdiction of Organization:

Grantor	Changes
N/A
6.	Changes in the Organizational Identification Number:

Grantor	Changes
N/A

Schedule 3.02(g)
to the
Security and Guarantee Agreement
AUTHORIZATIONS AND APPROVALS
1.	Waiver and Consent Letter dated on or about April 13, 2010, among the Required Persons, ILFC, Top Aircraft, Inc., Shrewsbury Aircraft Leasing Limited and States Aircraft, Inc. under that certain (i) Credit Agreement, dated as of October 13, 2009, among ILFC (the “Parent Borrower”), States Aircraft, Inc. (the “U.S. Subsidiary Borrower”), Shrewsbury Aircraft Leasing Limited (the “Irish Subsidiary Borrower” and together with the Parent Borrower and the U.S. Subsidiary Borrower, the “Borrowers”), Top Aircraft, Inc. (“Holdings”), ILFC Ireland Limited (“ILFC Ireland”), ILFC France S.a.r.l. (“ILFC France”), ILFC Labuan Ltd. (“ILFC Labuan” and together with ILFC Ireland and ILFC France, the “Initial Intermediate Lessees”), ILFC Aruba A.V.V. (“ILFC Aruba”), ILFC (Bermuda) III, Ltd. (“ILFC Bermuda”), ILFC Cayman Limited (“ILFC Cayman” and together with ILFC Aruba and ILFC Bermuda, the “New Intermediate Lessees”), AIG Funding, Inc. (the “Lender”), and Wells Fargo Bank Northwest, National Association (“Wells Fargo”), as Security Trustee, and (ii) Amended and Restated Credit Agreement, dated as of October 13, 2009 (as may be amended, restated, supplemented or otherwise modified from time to time) among the Borrowers, Holdings, the Initial Intermediate Lessees, the New Intermediate Lessees, the Lender, and Wells Fargo, as Security Trustee.
2.	Waiver and Consent Letter dated on or about April 13, 2010, to that certain Credit Agreement, dated as of September 22, 2008 (as may be amended, restated, supplemented or otherwise modified from time to time) between American International Group, Inc., as Borrower, and the Federal Reserve Bank of New York, as Lender.

4.01(f)-1	ILFC — Security and Guarantee Agreement

Schedule 4.01(f)
to the
Security and Guarantee Agreement
INSURANCE
1.	Obligation to Insure

So long as this Agreement shall remain in effect, the Guarantors will ensure that there is effected and maintained appropriate insurances in respect of each Eligible Aircraft and the Collateral Agent, the Administrative Agent, the Lenders and its operation including insurance for:
(a)	loss or damage to each Eligible Aircraft and each part thereof; and

(b)	any liability for injury to or death of persons and damage to or the destruction of public or private property arising out of or in connection with the operation, storage, maintenance or use of (in each case to the extent available) the Eligible Aircraft and of any other part thereof not belonging to the Guarantors but from time to time installed on the airframe.
2.	Specific Insurances

The Guarantors will maintain or will cause to be maintained the following specific insurances with respect to each Eligible Aircraft (subject to paragraph 3):
(a)	All Risks Hull Insurance — All risks hull insurance policy on the Eligible Aircraft in an amount at least equal to 110% of the outstanding principal of the Loans allocable to such Eligible Aircraft, calculated based on the most recent appraised value (the “Required Insured Value”) on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable lessee’s insurance program uses AVN67B or a successor London market endorsement similar thereto, the Guarantor shall use reasonable commercial efforts to procure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” and shall ensure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” in respect of any new lease entered into);

(b)	Hull War Risk Insurance — Hull war risk and allied perils insurance, including hijacking, (excluding, however, confiscation by government of registry or country of domicile to the extent coverage of such risk is not generally available to the applicable lessee in the relevant insurance market at a commercially reasonable cost or is not customarily obtained by operators in such jurisdiction at such time) on the Eligible Aircraft where the custom in the industry is to carry war risk for aircraft operating on routes or kept in locations similar to the Eligible Aircraft in an amount not less than the Required Insured Value on an agreed value basis and naming the
ILFC — Security and Guarantee Agreement

III-2

Collateral Agent (for and on behalf of itself and the other Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable lessee’s insurance program uses AVN67B or a successor London market endorsement similar thereto, the Guarantors shall use reasonable commercial efforts to procure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” and shall ensure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” in respect of any new lease entered into);

(c)	Legal Liability Insurance — Third party legal liability insurance (including war and allied perils) for a combined single limit (bodily injured and property damage) of not less than $500,000,000 for a narrowbody Aircraft, and not less than $750,000,000 for widebody Aircraft. The Collateral Agent and the Administrative Agent (on behalf of themselves and the Secured Parties) shall be named as additional insureds on such policies; provided that the Guarantors shall ensure that the Collateral Agent and the Administrative Agent are also named as an additional insured in respect of any new lease.

(d)	Aircraft Spares Insurance — Insurance for the engines and the parts while not installed on the airframe for their replacement cost or an agreed value basis.
3.	Variations on Specific Insurance Requirements

In certain circumstances, it is customary that not all of the insurances described in paragraph 2 be carried for the Eligible Aircraft. For example, when a Eligible Aircraft is not on lease to a passenger air carrier or is in storage or is being repaired or maintained, ferry or ground rather than passenger flight coverage for the Eligible Aircraft are applicable. Similarly, indemnities may be provided by a Governmental Authority in lieu of particular insurances; provided, however, that the Guarantors shall not, without the prior written consent of the Collateral Agent, be entitled to accept any new such governmental indemnities other than when such indemnities are granted by a Governmental Authority of a country or jurisdiction that is not a prohibited country. The relevant Guarantor will determine the necessary coverage for the Eligible Aircraft in such situations consistent with Leasing Company Practice with respect to similar aircraft.
4.	Hull Insurances in Excess of Required Insurance Value

For the avoidance of doubt, any Guarantor and/or any lessee may carry hull risks and hull war and allied perils insurance on the Eligible Aircraft in excess of the Required Insured Value which (subject, in the case of the Guarantors, to no Event of Default having occurred and being continuing) will not be payable to the Collateral Agent. Such excess insurances will be payable to (i) if payable to the Guarantors, to the relevant Guarantor, unless an Event of Default has occurred and is continuing in which case the excess shall be payable to the Collateral Agent or (ii) if payable to the lessee to the lessee in all circumstances.
5.	Currency
ILFC — Security and Guarantee Agreement

III-3

All insurance and reinsurances effected pursuant to this Schedule 4.01(f) shall be payable in Dollars, save that in the case of the insurances referred to in paragraph 2(c) (if such denomination is (a) required by the law of the state of registration of the Eligible Aircraft; or (b) the normal practice of airlines in the relevant country that operate aircraft leased from lessors located outside such country; or (c) otherwise agreed by the Collateral Agent) or paragraph 2(d).
6.	Specific Terms of Insurances
Insurance policies which are underwritten in the London and/or other non-US insurance market and which pertain to financed or leased aircraft equipment contain the coverage and endorsements described in AVN67B as it may be amended or revised or its equivalent. Each of the Guarantors agrees that, so long as this Agreement shall remain in effect, the Eligible Aircraft will be insured and the applicable insurance policies endorsed either (i) in a manner consistent with AVN67B, as it may be amended or revised or its equivalent or (ii) as may then be customary in the airline industry for aircraft of the same type as the Eligible Aircraft utilised by operators in the same country and whose operational network for such Eligible Aircraft and credit status is similar to the type of business as the lessee (if any) and at the time commonly available in the insurance market. In all cases, the relevant Guarantor will set the standards, review and manage the insurances on the Eligible Aircraft consistent with Leasing Company Practice with respect to similar aircraft.
7.	Insurance Brokers and Insurers
In reviewing and accepting the insurance brokers (if any) and reinsurance brokers (if any) and insurers and reinsurers (if any) providing coverage with respect to the Eligible Aircraft, the relevant Guarantor will utilize standards consistent with Leasing Company Practice with respect to similar aircraft. It is recognized that airlines in certain countries are required to utilize brokers (and sometimes even no brokers) or carry insurance with local insurance brokers and insurers. If at any time any Eligible Aircraft is not subject to a lease, the relevant Guarantor will cause its insurance brokers to provide the Collateral Agent with evidence that the insurances described in this Schedule 4.01(f) are in full force and effect.
8.	Deductible Amounts, Self-Insurance and Reinsurance
With respect to the type of aircraft concerned, the nationality and creditworthiness of the airline operator, the airline operator’s use and operation thereof and to the scope of and the amount covered by the insurances carried by the lessee, the relevant Guarantor will apply standards consistent with Leasing Company Practice with respect to similar aircraft in reviewing and accepting the amount of any insurance deductibles, whether the lessee may self-insure any of the risks covered by the insurances and the scope and terms of reinsurance, if any, including a cut-through and assignment clause.
9. Renewals
ILFC — Security and Guarantee Agreement

III-4

The Guarantors will monitor the insurances on the Eligible Aircraft and their expiration dates. The relevant Guarantor shall, when requested by the Collateral Agent, promptly inform the Collateral Agent as to whether or not it has been advised that renewal instructions for any of the insurances have been given by the airline operator or its broker prior to or on the scheduled expiry date of the relevant insurance. The relevant Guarantor shall promptly notify the Collateral Agent in writing if it receives notice that any of the insurances have in fact expired without renewal. Promptly after receipt, the relevant Guarantor will provide to the Collateral Agent evidence of renewal of the insurances and reinsurance (if any).
10.	Information
Subject to applicable confidentiality restrictions, each of the Guarantors shall provide the Collateral Agent or shall ensure that the Collateral Agent is provided with any information reasonably requested by it from time to time concerning the insurances maintained with respect to the Eligible Aircraft or, if reasonably available to the Guarantors, in connection with any claim being made or proposed to be made thereunder.
ILFC — Security and Guarantee Agreement

III-5

Exhibit A
to the
Security and Guarantee Agreement
FORM OF GUARANTEE SUPPLEMENT
                                   ,
Citicorp USA, Inc., as Collateral Agent
[Address of Collateral Agent]
Attention:
     Credit Agreement dated as of October 13, 2006 (as amended as of April 16, 2010, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, a California corporation, the Banks party thereto, and Citicorp USA, Inc., as administrative agent for the Banks
Ladies and Gentlemen:
          Reference is made to the above-captioned Credit Agreement and to the Security and Guarantee Agreement referred to therein (such Security and Guarantee Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guarantee Supplement, being the “Security and Guarantee Agreement”). The capitalized terms defined in the Security and Guarantee Agreement or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
          Section 1. Guarantee; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party to any Secured Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agent or any other Secured Party in enforcing any rights under this Guarantee Supplement, the Security and Guarantee Agreement or any other Loan Document. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
ILFC — Security and Guarantee Agreement

          (b) The undersigned, and by its acceptance of this Guarantee Supplement, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee Supplement, the Security and Guarantee Agreement and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee Supplement, the Security and Guarantee Agreement and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guarantee Supplement and the Security and Guarantee Agreement at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guarantee Supplement and the Security and Guarantee Agreement not constituting a fraudulent transfer or conveyance.
          (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guarantee Supplement, the Security and Guarantee Agreement or any other guarantee, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
          Section 2. Obligations Under the Guarantee. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Security and Guarantee Agreement to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Security and Guarantee Agreement to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.
          Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 3.01 and 3.02 of the Security and Guarantee Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Guarantor.
          Section 4. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security and Guarantee Agreement.
          Section 5. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Guarantor Supplement and the Security and Guarantee Agreement secures the payment in full in cash when due of all Obligations of the undersigned and each other Loan Party to any Secured Party, now or hereafter existing under or in respect of the Security and Guarantee Agreement and the other Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest
ILFC — Security and Guarantee Agreement

(including interest on such obligations accruing after, and fees and expenses arising after, the commencement of any proceeding under Title 11 of the United States Code or any similar proceeding under state or federal law for the dissolution, restructuring, reorganization, liquidation or the winding up of the undersigned or such Loan Party, regardless of whether such interest, fees, or expenses are allowed as a claim against the undersigned or such Loan Party in any such proceeding), fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses in accordance with Section 6.04(a) of the Security and Guarantee Agreement or otherwise. Without limiting the generality of the foregoing, this Guarantor Supplement and the Security and Guarantee Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
          Section 6. Supplements to Pledge Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through III to Schedules I through III, respectively, to the Security and Guarantee Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security and Guarantee Agreement and are complete and correct.
          Section 7. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guarantee Supplement by telecopier or by email transmission of a scanned “.pdf” document shall be effective as delivery of an original executed counterpart of this Guarantee Supplement.
          Section 8. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guarantee Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Supplement, the Security and Guarantee Agreement or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Supplement or the Security and Guarantee Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guarantee Supplement, the Security and Guarantee Agreement or any of the other Loan Documents to which it is or is to be a party in the courts of any other jurisdiction.
ILFC – Security and Guarantee Agreement

          (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee Supplement, the Security and Guarantee Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
          (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE 2012 COMMITTED LOANS OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours, [NAME OF ADDITIONAL GUARANTOR][1]
By
Name:
Title:

[1]	Conform signature block as appropriate for Irish or other non-U.S. entities.
ILFC — Security and Guarantee Agreement

Schedule I
to the
Guarantor Supplement
LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

		Chief Executive	Type of	Jurisdiction of	Organizational/
		Office/Registered	Organization/	Organization/	Incorporation
Guarantor	Location	Office	Incorporation	Incorporation	I.D. No.
ILFC — Security and Guarantee Agreement

Schedule II
to the
Guarantor Supplement
PLEDGED EQUITY

Percentage
of
		Class of Equity		Certificate	Number	Outstanding
Guarantor	Issuer	Interest	Par Value	No(s)	of Equity Interests	Equity Interests
ILFC — Security and Guarantee Agreement

Schedule III
to the
Guarantor Supplement
CHANGES IN NAME, LOCATION, ETC.
7.	Changes in the Guarantor’s Name (including new Guarantor with a new name and names associated with all predecessors in interest of the Guarantor):

Guarantor	Changes

8.	Changes in the Guarantor’s Location:

Guarantor	Changes

9.	Changes in the Guarantor’s Chief Executive Office or Registered Office:

Guarantor	Changes

10.	Changes in the Type of Organization or Incorporation:

Guarantor	Changes

11.	Changes in the Jurisdiction of Organization or Incorporation:

Guarantor	Changes

12.	Changes in the Organizational or Incorporation Identification Number:

Guarantor	Changes

ILFC — Security and Guarantee Agreement

Exhibit B
to the
Security and Guarantee Agreement
FORM OF COLLATERAL SUPPLEMENT
_________ __, ____
Citicorp USA, Inc., as Collateral Agent
[Address of Collateral Agent]
Attention: _________
Ladies and Gentlemen:
          Reference is made to the Security and Guarantee Agreement, dated as of April 16, 2010 (as amended, supplemented or otherwise modified from time to time, the “Security and Guarantee Agreement”), among Flying Fortress Inc., a California corporation, Flying Fortress US Leasing Inc., a California corporation, Flying Fortress Ireland Leasing Ireland Limited, a private limited liability company incorporated under the laws of Ireland, the Additional Guarantors referred to therein, and Citicorp USA, Inc., as collateral agent. This Collateral Supplement is being delivered pursuant to Section 6.01(e)(i) of the Security and Guarantee Agreement. The capitalized terms defined in the Security and Guarantee Agreement and not otherwise defined herein are used herein as therein defined.
          The undersigned has attached hereto a supplemental Schedule II to Schedule II to the Security and Guarantee Agreement, and the undersigned hereby certifies, as of the date first above written, that (a) such supplemental Schedule II has been prepared by the undersigned in substantially the form of Schedule II to the Security and Guarantee Agreement and is complete and correct, and (b) in accordance with the terms of the Loan Documents, it has [sold, transferred or otherwise disposed of] / [formed or acquired] the Equity Interests in the [Parent Holdco / Pledged SPE / Intermediate Lessee] described on such attached supplemental Schedule II.
          [The undersigned hereby confirms that the property included in the attached Schedule II constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 3.02 of the Security and Guarantee Agreement (as supplemented by the attached Schedule II).]2
          This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

[2]	Insert if Collateral Supplement is being delivered in connection with the formation or acquisition of a Parent Holdco, Pledged SPE or Intermediate Lessee.
ILFC — Security and Guarantee Agreement

B-1

Very truly yours, [NAME OF GUARANTOR][3]
By
Name:
Title:

[3]	Conform signature block as appropriate for Irish or other non-U.S. entities.
ILFC — Security and Guarantee Agreement

B-2

Schedule II
to the
Collateral Supplement
PLEDGED EQUITY
To be [added to] / [removed from] Schedule II to the Security and Guarantee Agreement:

Percentage
of
		Class of			Number	Outstanding
		Equity	Par	Certificate	of Equity	Equity
Guarantor	Issuer	Interest	Value	No(s)	Interests	Interests

ILFC — Security and Guarantee Agreement

B-3